                                                                    EXHIBIT 99.1


                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                 MARCH 31, 1997
                             (THOUSANDS OF DOLLARS)

                                     ASSETS

                                                                HISTORICAL                           PRO FORMA
                                                        --------------------------        ------------------------------
                                                             HI           NORAM            ADJUSTMENTS         COMBINED
                                                        -----------    -----------        -------------      -----------

Net Property, Plant, and Equipment .................    $ 8,702,379    $ 2,434,677        $   438,277 (d)    $11,575,333
                                                        -----------    -----------        -----------        -----------
Current Assets:
   Cash and cash equivalents .......................         15,351         34,599            (34,599)(e)         15,351
   Accounts and notes receivable - net .............        105,765        752,849                 --            858,614
   Inventories .....................................        184,508         56,377                 --            240,885
   Other ...........................................         19,783         29,108                 --             48,891
                                                        -----------    -----------        -----------        -----------
         Total .....................................        325,407        872,933            (34,599)         1,163,741
                                                        -----------    -----------        -----------        -----------
Investments and Other Assets:
   Investment in Time Warner securities ............      1,033,250             --                 --          1,033,250
   Deferred plant costs - net ......................        580,906             --                 --            580,906
   Investments in and advances to
       unconsolidated affiliates - net .............        501,636             --                 --            501,636
   Goodwill ........................................                       463,392           (463,392) (e)     1,746,425
                                                                                            1,746,425  (e)
   Other ...........................................      1,076,561        219,928             19,600  (i)     1,316,089
                                                        -----------    -----------        -----------        -----------
         Total .....................................      3,192,353        683,320          1,302,633          5,178,306
                                                        -----------    -----------        -----------        -----------
              Total ................................    $12,220,139    $ 3,990,930        $ 1,706,311        $17,917,380
                                                        ===========    ===========        ===========        ===========

                                          CAPITALIZATION AND LIABILITIES

Capitalization:
   Common stock equity .............................    $ 3,814,240    $   864,720        $ 1,228,968  (a)   $ 5,043,208
                                                                                             (864,720) (e)
   Preferred stock - not subject to mandatory
      redemption ...................................          9,740             --                 --              9,740
   HL&P obligated mandatorily redeemable
      securities of subsidiary trusts holding solely
      subordinated debentures of HL&P ..............        340,810             --                 --            340,810
   NorAm obligated mandatorily redeemable,
      convertible preferred securities of
      subsidiary trust .............................                       164,427           (164,427) (e)
   Long-term debt, less current maturities .........      3,026,580      1,047,469          1,261,103  (b)     5,370,321
                                                                                               35,169  (c)
                                                        -----------    -----------        -----------        -----------
         Total .....................................      7,191,370      2,076,616          1,496,093         10,764,079
                                                        -----------    -----------        -----------        -----------
Current Liabilities:
   Notes payable ...................................      1,439,622        312,000                 --          1,751,622
   Accounts payable ................................        102,094        478,348                 --            580,442
   Taxes accrued ...................................         85,703         94,698                 --            180,401
   Interest accrued ................................         69,894         30,772                 --            100,666
   Dividends declared ..............................         92,548             --                 --             92,548
   Current portion of long-term debt and
       preferred stock .............................         63,054        278,000                 --            341,054
   Other ...........................................        121,184        112,265                 --            233,449
                                                        -----------    -----------        -----------        -----------
         Total .....................................      1,974,099      1,306,083                 --          3,280,182
                                                        -----------    -----------        -----------        -----------
Other Liabilities and Deferred Credits:
   Accumulated deferred income taxes ...............      2,273,235        339,363            114,418  (e)     2,727,016
   Unamortized investment tax credit ...............        368,870             --                 --            368,870
   Other ...........................................        412,565        268,868             95,800  (i)       777,233
                                                        -----------    -----------        -----------        -----------
         Total .....................................      3,054,670        608,231            210,218          3,873,119
                                                        -----------    -----------        -----------        -----------
              Total ................................    $12,220,139    $ 3,990,930        $ 1,706,311        $17,917,380
                                                        ===========    ===========        ===========        ===========


             See Notes to Unaudited Pro Forma Financial Statements.


                                  Page 99.1-1

               UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                (THOUSANDS OF DOLLARS EXCEPT PER SHARE AMOUNTS)

                                                                 HISTORICAL                               PRO FORMA
                                                         ----------------------------         -------------------------------
                                                              HI             NORAM             ADJUSTMENTS          COMBINED
                                                         -----------      -----------         ------------        -----------

Operating Revenues:
   Electric ........................................     $ 4,025,027               --                  --         $ 4,025,027
   Gas .............................................              --      $ 4,788,462                  --           4,788,462
   Other ...........................................          70,250               --                  --              70,250
                                                         -----------      -----------         -----------         -----------
         Total .....................................       4,095,277        4,788,462                  --           8,883,739
                                                         -----------      -----------         -----------         -----------

Operating Expenses:
   Electric fuel and purchased power ...............       1,347,208               --                  --           1,347,208
   Gas purchased ...................................              --        3,667,954                  --           3,667,954
   Operation and maintenance .......................         888,699          524,736         $    (4,482) (i)      1,408,953
   Depreciation and amortization ...................         550,038          142,362              29,474  (e)        736,483
                                                                                                   14,609  (d)
   Taxes other than income taxes ...................         246,288          116,600                  --             362,888
   Other ...........................................          72,578           22,344                  --              94,922
                                                         -----------      -----------         -----------         -----------
         Total .....................................       3,104,811        4,473,996              39,601           7,618,408
                                                         -----------      -----------         -----------         -----------
Operating Income ...................................         990,466          314,466             (39,601)          1,265,331
                                                         -----------      -----------         -----------         -----------
Other Income (Expense):
   Litigation settlements ..........................         (95,000)              --                  --             (95,000)
   Time Warner dividend income .....................          41,610               --                  --              41,610
   Other ...........................................          (2,022)         (14,577)                 --             (16,599)
                                                         -----------      -----------         -----------         -----------
         Total .....................................         (55,412)         (14,577)                 --             (69,989)
                                                         -----------      -----------         -----------         -----------
                                                                                                   66,032  (c)
Interest and Other Charges .........................         307,382          138,399              (5,842) (f)        505,971
                                                         -----------      -----------         -----------         -----------
From Continuing Operations:
   Income before income taxes ......................         627,672          161,490             (99,791)            689,371
   Income taxes ....................................         200,165           66,352             (24,611) (h)        241,906
                                                         -----------      -----------         -----------         -----------
   Income before preferred dividends ...............         427,507           95,138             (75,180)            447,465
   Preferred dividends .............................          22,563            3,597                  --              26,160
                                                         -----------      -----------         -----------         -----------
   Income available for common stock ...............     $   404,944      $    91,541         $   (75,180)        $   421,305
                                                         ===========      ===========         ===========         ===========


   Weighted average common shares
     outstanding (000) .............................         244,443          131,648                  --             299,802 (g)
   Earnings per common share .......................     $      1.66      $      0.70                  --         $      1.41


             See Notes to Unaudited Pro Forma Financial Statements.

                                  Page 99.1-2

               UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                (THOUSANDS OF DOLLARS EXCEPT PER SHARE AMOUNTS)

                                                            HISTORICAL                            PRO FORMA
                                                  ----------------------------        -------------------------------
                                                        HI            NORAM             ADJUSTMENTS        COMBINED
                                                  -----------      -----------        ---------------     -----------

Operating Revenues:
   Electric .................................     $   856,534               --                 --         $   856,534
   Gas ......................................              --      $ 1,924,182                 --           1,924,182
   Other ....................................          21,567               --                 --              21,567
                                                  -----------      -----------        -----------         -----------
         Total ..............................         878,101        1,924,182                 --           2,802,283
                                                  -----------      -----------        -----------         -----------
Operating Expenses:
   Electric fuel and purchased power ........         320,322               --                 --             320,322
   Gas purchased ............................              --        1,579,178                 --           1,579,178
   Operation and maintenance ................         183,633          127,640        $    (1,121) (i)        310,152
   Depreciation and amortization ............         130,990           35,988              7,368  (e)        177,998
                                                                                            3,652  (d)
   Taxes other than income taxes ............          62,811           36,155                 --              98,966
   Other ....................................          24,129               --                 --              24,129
                                                  -----------      -----------        -----------         -----------
         Total ..............................         721,885        1,778,961              9,899           2,510,745
                                                  -----------      -----------        -----------         -----------
Operating Income ............................         156,216          145,221             (9,899)            291,538
                                                  -----------      -----------        -----------         -----------
Other Income (Expense):
   Time Warner dividend income ..............          10,403               --                 --              10,403
   Other ....................................          (1,762)           6,309                 --               4,547
                                                  -----------      -----------        -----------         -----------
         Total ..............................           8,641            6,309                 --              14,950
                                                  -----------      -----------        -----------         -----------
                                                                                           16,508  (c)
Interest and Other Charges ..................          82,630           38,177             (2,705) (f)        134,610
                                                  -----------      -----------        -----------         -----------
From Continuing Operations:
   Income before income taxes ...............          82,227          113,353            (23,702)            171,878
   Income taxes .............................          20,482           44,943             (5,717) (h)         59,708
                                                  -----------      -----------        -----------         -----------
   Income before preferred dividends ........          61,745           68,410            (17,985)            112,170
   Preferred dividends ......................           2,125               --                 --               2,125
                                                  -----------      -----------        -----------         -----------
   Income available for common stock ........     $    59,620      $    68,410        $   (17,985)        $   110,045
                                                  ===========      ===========        ===========         ===========

   Weighted average common shares
     outstanding (000) ......................         233,689          137,956                 --             289,048  (g)
   Earnings per common share ................     $      0.26      $      0.50                 --         $      0.38


             See Notes to Unaudited Pro Forma Financial Statements.


                                  Page 99.1-3

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(a)   NorAm Common Stock to be exchanged:


                                                                                             (THOUSANDS EXCEPT
                                                                                              PRICE PER SHARE)
                                                                                              ----------------
     NorAm common shares outstanding at March 31, 1997..................................           138,229
     Common stock equivalents and other dilutive securities assumed to be converted or exercised prior to closing:
       NorAm obligated mandatorily redeemable, convertible preferred securities of subsidiary trust ("Convertible Preferred Securities") - 3.289 million shares outstanding at March 31, 1997, to be converted at a rate of
         4.1237 shares of common stock per share of preferred stock, $50 par
         value .........................................................................            13,563
       NorAm stock options and restricted stock at March 31, 1997.......................             1,829
                                                                                                ----------
     Pro forma NorAm common stock and stock equivalents outstanding at
       March 31, 1997...................................................................           153,621
     Purchase price per share...........................................................        $       16
                                                                                                ----------
     Total consideration................................................................        $2,457,936
                                                                                                ==========
         Value of HI common stock consideration.........................................        $1,228,968
                                                                                                ==========
         Cash consideration.............................................................        $1,228,968
                                                                                                ==========

     Total consideration is calculated assuming a purchase price of $16 per share of NorAm Common Stock, an average HI Common Stock price per share of $22.20 (the average of the closing prices of HI Common Stock during a 20-trading-day period commencing 25 trading days prior to March 31, 1997), conversion of all NorAm Convertible Preferred Securities, exercise of all outstanding NorAm stock options with exercise prices less than or equal to $16 per share and that the number of shares of NorAm Common Stock outstanding at the effective date of the acquisition is equal to that outstanding on March 31, 1997.

     Total consideration is dependent upon the number of shares of NorAm Common Stock outstanding as of the effective date of the acquisition and the price per share of HI Common Stock. The actual number of equivalent HI common shares exchanged will depend upon the average daily closing price of HI Common Stock on the NYSE during a 20-trading-day period commencing 25 trading days prior to the effective date of the acquisition ("Average Price"). The Stock Consideration will have a value (based upon the average closing price) of $16.00 per share of NorAm Common Stock if the Average Price of HI Common Stock is greater than or equal to $21.25 and less than or equal to $26.00. The Stock Consideration will have a value (based on the average closing price) greater than $16.00 per share of NorAm Common Stock if the Average Price of HI Common Stock is greater than $26.00, and a value (based on average closing price) less than $16 per share of NorAm Common Stock if the Average Price of HI Common Stock is less than $21.25.

(b)  Acquisition debt is calculated based on the following assumptions:

                                                                                           (THOUSANDS)
                                                                                           -----------
     Cash consideration - see note (a)..............................................        $1,228,968
     Transaction costs..............................................................            32,000
     Severance costs................................................................            44,000
     Less:
         NorAm cash balance as of March 31, 1997....................................           (34,599)
         Proceeds from exercise of NorAm stock options..............................            (9,266)
                                                                                            ----------
         Total acquisition debt.....................................................        $1,261,103
                                                                                            ==========



                                  Page 99.1-4

(c) Interest expense and fair value adjustments for long-term debt are as follows:

                                                                             (THOUSANDS)
                                                                             -----------
   Acquisition debt - see note (b)..................................................       $1,261,103
   Assumed interest rate on acquisition debt........................................             6.07% (1)
                                                                                           ----------
     Adjustment to 1996 interest expense for acquisition debt.......................           76,549
                                                                                           ----------

     Adjustment to interest expense for acquisition debt for the first
         three months of 1997.......................................................           19,137
                                                                                           ----------

   NorAm long-term debt assumed at March 31, 1997:
     Principal amount......................................................   $ 1,325,469
     Fair value............................................................     1,360,638
                                                                              -----------
     Revaluation adjustment of debt assumed to fair value..................   $    35,169
                                                                              ===========

     Adjustment to 1996 interest expense for revaluation of long-term debt
         assumed (using the effective interest method)..................................      (10,517)
                                                                                           ----------
       Adjustment to interest expense for revaluation of long-term debt assumed
         for the first three months of 1997.............................................        (2,629)
                                                                                           -----------
     Total interest expense adjustment for 1996.........................................   $    66,032
                                                                                           ===========
     Total interest expense adjustment for the first three months of 1997...............   $    16,508
                                                                                           ===========

       (1) For purposes of the unaudited pro forma condensed statements of income, the annual interest rate on the acquisition debt is assumed to be 6.07%. A 1% change in the interest rate on the acquisition debt would change 1996 interest expense by $12.6 million and interest expense for the first three months of 1997 by $3.15 million. The cash portion of the consideration is expected to be obtained through a bank loan under a revolving credit and letter of credit facility which has been negotiated with a syndicate of banks and financial institutions. The annual interest rate will be based upon either the London interbank offered rate ("LIBOR") plus .25% or the greater of the federal funds rate plus .5% or prime rate, plus a .125% facility fee. LIBOR was 5.69% at March 31, 1997.
            At the date of the Merger, August 6, 1997, LIBOR was 5.63%.

(d) Based on preliminary analyses, the following adjustments have been made to reflect the fair value of property, plant and equipment:

                                                                                           (THOUSANDS)
                                                                                           -----------

     Revaluation of property, plant and equipment to fair value.........................   $  438,277
                                                                                           ==========
     Adjustment to 1996 depreciation expense (assumes 30 year average depreciable life).   $   14,609
                                                                                           ==========
     Adjustment to depreciation expense for the first three months of 1997..............   $    3,652
                                                                                           ==========


                                  Page 99.1-5

(e) The excess of the total purchase price over the allocation of fair value to the net assets will be recorded as goodwill. HI's calculation of goodwill is based on the following assumptions and calculations:

                                                                                         (THOUSANDS)
                                                                                         -----------

Value of HI Common Stock consideration - see note (a) ...............................    $ 1,228,968
Acquisition debt - see note (b) .....................................................      1,261,103
Net asset value of NorAm at March 31, 1997:
  Total stockholders' equity ........................................................       (864,720)
  Conversion of NorAm Convertible Preferred Securities ..............................       (164,427)
  NorAm cash (used to offset acquisition debt) ......................................         34,599
                                                                                         -----------
Initial purchase price in excess of historical net asset value ......................      1,495,523
Increase (decrease) from fair value allocations:
  Property, plant and equipment - see note (d) ......................................       (438,277)
  Elimination of NorAm historical goodwill ..........................................        463,392
  Unrecognized pension liability (asset) - see note (i) .............................        (19,600)
  Unrecognized postretirement benefits liability - see note (i) .....................         95,800
  Debt assumed - see note (c) .......................................................         35,169
  Deferred income tax on fair value allocation adjustments ..........................        114,418
                                                                                         -----------
      Total goodwill ................................................................    $ 1,746,425
                                                                                         ===========
Increase in goodwill amortization expense (assumes 40 year life) ....................    $    43,661
Less NorAm historical goodwill amortization .........................................        (14,187)
                                                                                         -----------
        Adjustment to 1996 amortization expense .....................................    $    29,474
                                                                                         ===========
        Adjustment to amortization expense for the first three months of 1997 .......    $     7,368
                                                                                         ===========


(f) Assumes full conversion of NorAm Convertible Preferred Securities into shares of NorAm Common Stock and cash at the effective date of the acquisition (see note (a)). Because of the assumed conversion, $5,842,000 and $2,705,000 of preferred dividends of subsidiary trust have been eliminated for 1996 and the first three months of 1997, respectively.

(g) Pro forma number of common shares outstanding represents the historical weighted average shares outstanding of HI Common Stock in addition to the pro forma number of shares of HI Common Stock assumed to be issued in exchange for the NorAm Common Stock and stock equivalents. The pro forma number of shares assumed to be issued is 55,359,000.

(h) Represents the tax effect at the statutory rate of all pre-tax pro forma adjustments after excluding nondeductible goodwill amortization.

(i) Pension and postretirement benefits liabilities:

                                                                                        (THOUSANDS)
                                                                                        -----------

Unrecognized pension liability (asset) - see note (e) ...............................    $(19,600)
                                                                                         ========
Unrecognized postretirement benefits liability - see note (e) .......................    $ 95,800
                                                                                         ========
Adjustment to 1996 operation and maintenance expense  (assumes 17-year amortization period) ................................................................  $ (4,482)
                                                                                         ========
Adjustment to operation and maintenance expense for the first three months of
  1997 ................................................................................  $ (1,121)
                                                                                         ========

                                  Page 99.1-6